UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Preliminary Information Statement
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NATIONAL GRAPHITE CORP.
(Name of Registrant as Specified In Charter)

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NATIONAL GRAPHITE CORP.

c/o econico Deutschland GmbH
Immermannstr. 65A
D-40210 Dusseldorf, Germany
Phone: 49-211-2479310

This Information Statement is furnished by National Graphite Corp., a Nevada corporation (“NGRC” or the “Company”) to advise our stockholders of the following corporate actions taken by written consent of the majority of issued and outstanding shares of common stock:

1.           The ratification of the adoption by the Board of Directors of the National Graphite Corp. 2015 Equity Incentive Plan (the “2015 Plan”), a copy of which is attached hereto as Appendix A;

2.           The ratification and approval of the merger between the Company and its wholly owned subsidiary, Biotech Development Corp., a Nevada corporation (“BDC”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) a copy of which is attached hereto as Appendix B, whereby BDC will merge with and into the Company and the separate existence and corporate organization of BDC shall terminate and cease, and the business of BDC shall continue through and under the Company;

3.           The ratification and approval of changing the Company’s name to econico Inc., or such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion;

4.           The ratification and approval of the Amended and Restated Articles of Incorporation, a copy of which are attached hereto as Appendix C, in their entirety, including increasing the number of shares of Common Stock that the Company is authorized to issue to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”); and,

5.           The ratification and adoption of the Amended and Restated Bylaws of the Company, a copy of which are attached hereto as Appendix D.

On October 7, 2015, Stockholders of the Company owning a majority of the outstanding voting securities of the Company entitled to vote on the above matters authorized the above corporate actions by written consent of stockholders, in accordance with the requirements of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. The accompanying Information Statement is furnished pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), for the purpose of informing our stockholders of the actions described above before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the actions by stockholder consent will take effect 21 calendar days following the mailing of this Information Statement to stockholders (the “Effective Date”). These actions have been approved by our Board of Directors and the holders of a majority of the Company’s Common Stock outstanding. The Company is not soliciting proxies.

This Information Statement is being mailed on or about November [___], 2015 to stockholders of record of National Graphite Corp., as of October 7, 2015 (the “Record Date”) and is being delivered to our stockholders in connection with the corporate actions set forth above and described in more detailed below which have been approved by the written consent of stockholders holding in the aggregate 74.10% of our outstanding shares entitled to vote on such corporate action.  All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries, and other like parties.

Ulrike Dickmann
Chairman of the Board

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

On September 17, 2015, our Board of Directors adopted the National Graphite Corp. 2015 Equity Incentive Plan (the “2015 Plan”) to provide the method whereby chosen key employees, consultants, advisors and persons providing services to the Corporation may be offered incentives in addition to those presently available, and reserved 10,000,000 shares of the Company’s Common Stock for issuance pursuant to the 2015 Plan.

On October 2, 2015, our Board of Directors by unanimous written consent authorized and approved:

•
the merger of  Biotech Development Corp., a Nevada corporation (“BDC”), a wholly-owned subsidiary of the Company, with and into the Company whereupon the separate existence and corporate organization of BDC shall terminate and cease, and the business of BDC shall continue through and under the Company;

•	the change of the Company’s name to “econico Inc.” or such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion;

•
the Amendment and Restatement of the Articles of Incorporation, in their entirety, including increasing the number of shares of Common Stock that the Company is authorized to issue to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”); and,

•	the adoption of the Amended and Restated the By-laws in their entirety.

On October 7, 2015, the above actions taken by the Board of Directors were ratified by written consent of stockholders holding a majority of the outstanding voting stock of the Company.

Accordingly, the Board of Directors will proceed with the following actions 21 days after the mailing of this Information Statement:

1.           The filing of Articles of Merger with the Secretary of State of Nevada whereby the Company’s wholly-owned subsidiary, BDC, will merge with and into the Company and the separate existence and corporate organization of BDC shall terminate and cease, and the business of BDC shall continue through and under the Company;

2.           The filing of a Certificate of Amendment of the Articles of Incorporation to change the name of the Company to econico Inc.;

3.           The filing of Amended and Restated the Articles of Incorporation, which among other things, increased the number of shares of Common Stock that the Company to issue is authorized to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”);

4.           The adoption of the Amended and Restated the Bylaws of the Company; and

5.           The ratification of the 2015 Plan.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the above corporate actions.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Ulrike Dickmann, the CEO, President, and a director of the Company is the owner of 15,125,000 shares of Common Stock of the Company.

There shall be no increase or decrease in the number of shares owned by any stockholder as a result of the increase of the number of shares of common stock  which the Company will be authorized to issue, and no change in any right, preference, privilege or priorities of any stockholder.  Other than as set forth above, no director, executive officer, nominee for election as a director has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, October 7, 2015, there were 109,572,941 shares of Common Stock issued and outstanding.  No shares of Preferred Stock are outstanding.  Each holder of shares of Common Stock is entitled to one vote for each such share held by such holder.  Ulrike Dickmann, the President, CEO, and a director of the Company was the record owner with respect to 15,125,000 shares of common stock, which represented 13.80% of the issued and outstanding common stock of the Company.   Stockholders Axel Kutcher and Tom Koechlin, are the record owners of 20,100,000 and 5,500,000 shares of common stock, respectively, which represented 18.34% and 5.01%, respectively of the issued and outstanding common stock of the Company and as a result of their ownership are considered affiliates of the Company. The corporate actions described herein were approved by Ulrike Dickmann, Alex Kutscher, Tom Koechlin , as well as certain other non-affiliates owning collectively an additional 40,464,409 shares of common stock of the Company

Security Ownership of Certain Beneficial Owners

The following table sets forth the amount and nature of beneficial ownership of any class of the Company’s voting securities of any person known to the Company to be the beneficial owner of more than five percent, as of the close of business on October 7, 2015.  As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date.  Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Axel Kutscher Heusserstrasse 17 8634 Hombrechtikon Switzerland	20,100,000	18.34%

Frank Petermeyer Heusserstrasse 17 8634 Hombrechtikon Switzerland	20,100,000	18.34%

Ulrike Dickmann Linenstrasse 3 40227 Dusseldorf Germany	15,125,000	13.80%

Tom Koechlin Grellingerstr, 35 Basel, Switzerland Ch-4050	5,500,000	5.01%

Total	60,825,5000	55.51%

Security Ownership of Management

The following table sets forth the amount and nature of beneficial ownership of any class of the Company’s voting securities by all directors and nominees, and each of the executive officers as of October 7, 2015. As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Ulrike Dickmann Linenstrasse 3 40227 Dusseldorf Germany	15,125,000	13.80%

Wolfgang Kochs Poststrasse 42 40667 Meerbusch Germany	0	0.0%

Verena Becchio Kanstr.14 Zuerich CH 8044 Switzerland	0	0.0%

All Officers and Directors as a group (3 individuals)	15,125,000	13.80%

Changes in Control

There are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

Description of Securities

Common Stock

The Company's current Articles of Incorporation currently authorizes the issuance of 499,000,000 shares of Common Stock, $0.001 par value (the “Common Stock”).  Each outstanding share of common stock has one vote on all matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of fifty percent (50%) or more of the shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary or involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Holders of common stock are entitled to dividends if, as and when declared by the Board of Directors out of the funds legally available therefor at that time. It is the Company’s present intention to retain earnings, if any, for use in its business.

Preferred Stock

The Articles of Incorporation currently authorize the issuance of 1,000,000 shares of preferred stock, $0.001 par value (the “Preferred Stock”) with designations, rights and preferences determined from time to time by the Board of Directors. No shares of preferred stock have been designated, issued or are outstanding.   The Board of Directors is empowered, without stockholder approval, to issue up to 1,000,000 shares of preferred stock with voting, liquidation, conversion, or other rights that could adversely affect the rights of the holders of the common stock.  Under the Amended and Restated Articles of Incorporation, no preferred stock will be authorized and any proposed issuance of preferred stock will the required the future approval of the board of directors and the stockholders of the Company.

Dividends

Payment of dividends on the Common Stock and Preferred Stock is within the discretion of the Board of Directors, is subject to state law, and will depend upon the Company's earnings, if any, its capital requirements, financial condition and other relevant factors.

NOTICE TO STOCKHOLDERS ACTIONS APPROVED BY
WRITTEN CONSENT IN LIEU MEETING

The following actions were taken upon the unanimous recommendation of the Company’s Board and the written consent of the consenting stockholders in lieu of a meeting of stockholders:

RATIFICATION OF THE 2015 EQUITY INCENTIVE PLAN

On September 17, 2015, the Board of Directors adopted the 2015 Plan and reserved 10,000,000 shares of the Company’s Common Stock for issuance pursuant to the 2015 Plan, which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effective Date of Ratification

The ratification of the approval of the plan will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders.

APPROVAL TO THE MERGER OF BIOTECH DEVELOPMENT CORP., A WHOLLY OWNED SUBSIDIARY, WITH AND INTO THE COMPANY.

On October 2, 2015, the Board of Directors approved the merger of Biotech Development Corp., a wholly owned subsidiary, with and into the Company, which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effective Date of Merger

The Merger will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders, and upon the filing of the Articles of Merger as attached hereto as Appendix B, with the Secretary of State of Nevada.

APPROVAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE OF THE NAME OF THE COMPANY TO ECONICO, INC.

On October 2, 2015, the approval by the Board of Directors of the name change of the Company to “econico, Inc.” or such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion, which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effective Date of Name Change

The name change will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders, and upon the filing of the Amended and Restated Articles of Incorporation as attached hereto as Appendix B, with the Secretary of State of Nevada.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the name change, shares held by stockholders through a bank, broker, custodian or other nominee will not need to do anything with regard to their shares.  Banks, brokers, custodians or other nominees will be instructed to effect the name change for their beneficial holders holding our common stock in street name.  Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action with regard to their stock.

Holders of Common Stock in Certificate Form

Certain of our holders of common stock may hold some or all of their shares in certificate form.  Following the name change, the share certificates representing the Shares will continue to be valid, however, in the future, new share certificates will be issued reflecting the name change, but this in no way will affect the validity of your current share certificates.  Certificates representing the name change will be issued in due course as old Share certificates are tendered for exchange or transfer to our transfer agent.  As applicable, new share certificates evidencing the new name that are issued in exchange will contain the same restrictive legend as on the old certificates.  We will bear the costs of the issuance of the additional stock certificates.

FINRA Approval of Name Change

Because our common stock is currently quoted on the OTC Markets, the name change will also require processing by the Financial Industry Regulatory Authority, Inc. (FINRA) pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for this action to be recognized in the market for trading purposes.

APPROVAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE.

On October 2, 2015, the Board of Directors approved the Amended and Restated Articles of Incorporation, which among other things, increased the number of shares of Common Stock which the Company is authorized to issue, to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.   A copy of the Amended and Restated Articles of Incorporation as attached hereto as Appendix C.

Effect of Amended and Restated Articles of Incorporation

As a result of the Amended and Restated Articles of Incorporation, the Company will be authorized to issue 500,000,000 shares of Common Stock, $0.001 par value per share.

The terms of the shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any authorized but unissued shares of stock of the Company, if and when the Board of Directors authorizes the issuance of additional shares of Common, such issuance with dilute and reduce the current stockholders' respective percentage ownership interest.   The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amended and Restated Articles of Incorporation.

The Company believes that the increase in authorized Common shares will provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, stock based acquisitions, present and future employee benefit programs and other corporate purposes.

The Company believes that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special meeting of the Stockholders.

At the current time the Company is not contemplating using any of the additional authorized shares for any exchange, acquisition, merger or other similar transaction.

Effective Date of Amended and Restated Articles of Incorporation

The Amended and Restated Articles of Incorporation as attached hereto as Appendix C will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders, and upon the filing of the same with the Secretary of State of Nevada.

APPROVAL TO AMEND AND RESTATE THE BYLAWS OF THE COMPANY

On October 2, 2015, the Board of Directors approved the Amended and Restated Bylaws, which was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effect of Amended and Restated Bylaws

There were no material changes made to the Company’s Bylaws.  They were updated and brought into compliance as to sections of the Nevada Revised Statutes.

Effective Date of Amended and Restated Bylaws

The Amended and Restated Bylaws as attached hereto as Appendix D will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to: (1) ratify the adoption of the 2015 Plan; (2) ratify and approve the merger of Biotech Development Corp., a wholly-owned subsidiary of the Company, with and into the Company; (3) ratify and approve the change of the Company’s name to econico Inc.; (4) ratify and approve the Amended and Restated the Articles of Incorporation; and (5) ratify the adoption of the Amended and Restated By0-laws of the Company.

The requisite vote was obtained through the written consent of affiliates Ulrike Dickmann, Alex Kutscher, Tom Koechlin, collectively owning of record 40,725,000 shares of common stock, as well as certain other non-affiliates owning an additional 40,464,409 shares of common stock, for an aggregate of 81,189,409 shares of common stock representing 74.10% of the issued and outstanding shares of Common Stock of the Company as of October 7, 2015, approving the aforementioned actions.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company obtained the requisite stockholder vote for the items described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock.  This information statement is for informational purposes only.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as that term is defined in the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “believe” or “should” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith file reports, proxy statements and other information including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at the Public Reference Room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549.

Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Delivery of Documents to Stockholders Sharing an Address

Unless we have received contrary instructions from a stockholder, we will deliver only copy of this Information Statement, to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs. We will, upon request, promptly deliver a separate copy of this Information Statement and the Annual Report to a stockholder who shares an address with another stockholder. A stockholder, who wishes to receive a separate copy of this Information Statement and the Annual Report, may direct such request to National Graphite Corp., telephone: 011-49-211-2479310.  Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

By Order of the Board of Directors

November ___, 2015

Ulrike Dickmann
Chairman of the Board

Appendix A

NATIONAL GRAPHITE CORP.

2015 EQUITY INCENTIVE PLAN

1.           PURPOSES OF THE PLAN. The purpose of this National Graphite Corp. 2015 Equity Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.  The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards.

2.           DEFINITIONS.  As used herein, the following definitions shall apply:

2.1           Acquisition means (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; or (c) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

2.2           Administrator means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4.

2.3           Applicable Law means the requirements relating to the issuance and administration of equity and stock option plans under the states’ corporate laws and federal and state securities laws of the United States of America, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

2.4           Award means an award of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights or Performance Stock granted to a Service Provider under this Plan.

2.5           Award Agreement means the Option Agreement or other written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Award.  The Award Agreement shall be subject to the terms and conditions of the Plan.

2.6           Board means the Board of Directors of the Company.

2.7           Cause shall have the meaning ascribed to it in any written employment or service agreement between the Company (or Subsidiary) and the Service Provider.  If not otherwise defined, “Cause” shall mean (a) a failure by the Service Provider to perform his duties or to comply with any material provision of his employment or service agreement with the Company, where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company (or Subsidiary) specifying in reasonable detail the nature of the failure, (b) a breach of the Service Provider’s fiduciary duty to the Company (or a Parent or Subsidiary) by reason of receipt of personal profits, (c) conviction of a felony, or (d) any other willful and gross misconduct committed by the Service Provider affecting the Company (or Subsidiary).

2015 Equity Incentive Plan

2.8           Code means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto.  Reference to any particular Code section shall include any successor section and any regulations or authorities promulgated thereunder.

2.9           Committee means a committee appointed by the Board in accordance with Section 4.

2.10           Common Stock means the Common Stock of the Company, par value $0.001 per share.

2.11           Company means National Graphite Corp., a Nevada corporation.

2.12           Consultant means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company (or any Subsidiary); (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary of the Company to render such services.

2.13           Director means a member of the Board.

2.14           Employee means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company (or any Subsidiary).  An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

2.15           Exchange Act means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.  Reference to any particular Exchange Act section shall include any successor section and any regulations or authorities promulgated thereunder.

2.16           Fair Market Value of a Share means, as of any date, the fair market value determined consistent with the requirements of Sections 422 and 409A of the Code, as follows:

(a)           If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(c)           In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Law, except as provided in Section 11.

2015 Equity Incentive Plan

2.17           Holder means a person who has been granted an Award or who becomes the holder of an Award or who holds Shares acquired pursuant to the exercise of an Award.

2.18           Incentive Stock Option means an Option (or portion thereof) which qualifies as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

2.19           Independent Director means a Director who is not an Employee of the Company.

2.20           Non-Qualified Stock Option means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an Incentive Stock Option.

2.21           Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

2.22           Option means a stock option granted pursuant to the Plan.

2.23           Option Agreement means the written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Option.  The Option Agreement shall be subject to the terms and conditions of the Plan.

2.24           Parent means any corporation, other than the Company, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the corporations in such chain.

2.25           Performance Stock means Shares to be granted in the future upon completion of specified performance criteria in accordance with Section 9.

2.26           Plan means this National Graphite Corp. Equity Incentive Plan

2.27           Public Offering means consummation of an underwritten public offering of the Company's stock registered under the Securities Act.

2.28           Restricted Stock means Shares acquired pursuant to a grant of Restricted Stock under Section 9 or pursuant to the exercise of an unvested Option in accordance with Section 8.8.

2.29           Rule 16b-3 means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

2.30           Section 16(b) means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

2015 Equity Incentive Plan

2.31           Securities Act means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.  Reference to any particular Securities Act section shall include any successor section.

2.32           Service Provider means an Employee, Director or Consultant.

2.33           Share means a share of Common Stock, as adjusted in accordance with Section 10.

2.34           Shareholders Agreement means an agreement between the shareholders of the Company which an Award Holder may be required to sign as a condition of the issuance of Shares pursuant to an Award granted under the Plan, as provided in Section 11.

2.35           Stock Appreciation Right means a stock appreciation right granted in accordance with Section 9.

2.36           Subsidiary means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the forgoing, with respect to grant of a Non-qualified Stock Option, to the extent allowed under Section 409A, Subsidiary may include a corporation designated by the Administrator in which the Company has a significant interest at least equal to twenty percent (20%) of the total combined voting power of all classes of stock in such entity and there is a significant business nexus between the Service Provider and the Company and legitimate business criteria to justify the grant of an Award to such Eligible Person.

3.           STOCK SUBJECT TO THE PLAN.  Subject to the provisions of Section 10, the Shares of stock subject to Award grants shall be Shares of the Company’s Common Stock.  The maximum aggregate number of Shares which may be issued pursuant to Awards under the Plan shall be ten million (10,000,000) Shares.  If an Award expires, is canceled, becomes unexercisable or is forfeited, without having been exercised or vested in full, the unpurchased or unvested Shares which were subject thereto shall become available for future Awards under the Plan (unless the Plan has terminated).  Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or receipt of an Award, in payment of the exercise price thereof or tax withholding thereon, may again be awarded hereunder.  If Shares issued pursuant to Awards are repurchased by the Company at their original purchase price, such Shares shall become available for future Awards under the Plan.  Notwithstanding the provisions of this Section 3, no Shares may again be subject to future Award if such action would cause an outstanding Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

4.           ADMINISTRATION OF THE PLAN.

4.1           Administrator.  The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board.  The Board shall appoint and remove members of the Committee in its discretion in accordance with Applicable Laws.  If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code.  The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

2015 Equity Incentive Plan

4.2           Powers of the Administrator.  Subject to the express provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have plenary authority to the maximum extent permissible by Applicable Law, in its sole discretion:

(a)           to determine the Fair Market Value of a Share;

(b)           to select the Service Providers to whom Awards may from time to time be granted hereunder and the time of such Awards;

(c)           to determine the number of Shares to be covered by each such Award granted hereunder;

(d)           to approve forms of Award Agreements for use under the Plan;

(e)           to determine the terms and conditions of any Awards granted hereunder (such terms and conditions include the exercise price, the time or times when Awards may vest or be exercised (which may be based on, among other things, the passage of time, specific events or performance criteria), any acceleration (as permissible under Section 409A of the Code) of such vesting or exercise date or imposition or waiver of forfeiture restrictions, and any restriction or limitation regarding any Shares received upon grant or exercise of an Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(f)           to determine whether to offer to repurchase, replace or reprice a previously granted Award and to determine the terms and conditions of such offer (including whether any purchase price is to be paid in cash or Shares);

(g)           to determine whether and under what conditions options granted under another option plan of the Company, a Subsidiary or an entity which is acquired by or merged into the Company or a Parent or Subsidiary may be converted into Options on Company Shares granted under and subject to the terms of this Plan;

(h)           to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(i)           to determine the amount and timing of withholding tax obligations and to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued pursuant to any Award the number of Shares having a Fair Market Value equal to the minimum amount, determined by the Administrator in its sole discretion, required to be withheld based on the statutory withholding rates for federal, state and local tax purposes that apply to supplemental taxable income.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax is required to be withheld.  All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

2015 Equity Incentive Plan

(j)           to exercise its sole discretion in a manner such that Awards which are granted to individuals who are foreign nationals or are employed outside the United States may contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Service Providers and which are designed to provide the Service Providers with benefits which are consistent with the Company’s objectives in establishing the Plan;

(k)           to amend the Plan or any Award granted under the Plan as provided in Section 10; and

(l)           to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.3           Compliance with Code Section 409A.  Notwithstanding any other provision of the Plan, the Administrator shall have no authority to issue an Award under the Plan under terms and conditions which would cause such Award to be considered non-qualified “deferred compensation” subject to the provisions of Code Section 409A.  Accordingly, by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and all Restricted Stock and Performance Stock Shares shall be issued and reported as income to the Holder no later than two and one half (2½) months after the end of the calendar year in which the right to such Shares becomes vested.  Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award constituting a deferral of compensation under Section 409A of the Code.  It is the intent that the Plan and all Award Agreement be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to Service Providers or Holders in the event taxes or excise taxes may ultimately be determined to be applicable to any Award under the Plan.

4.4           Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

4.5           Liability of Administrator.  No member of the Board, Committee or acting Administrator shall be liable for anything whatsoever in connection with the administration of the Plan, except such member’s own willful misconduct.  Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee.  In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Company’s officers, Company’s accountants, Company’s legal counsel and any other qualified consultant the Administrator determines it is necessary to consult for proper administration of the Plan, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

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5.           ELIGIBILITY.

5.1           Eligible Persons. Awards may be granted to all Service Providers, provided, however, that Incentive Stock Options may be granted only to Employees.

5.2           Administrative Discretion. If otherwise eligible, a Service Provider who has been granted an Award may be granted additional Awards.  In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of Applicable Law, the Administrator shall be under no obligation or duty to treat similarly situated Service Providers or Holders in the same manner, and any action taken by the Administrator with respect to one Service Provider or Holder shall in no way obligate the Administrator to take the same or similar action with respect to any other Service Provider or Holder.

5.3           Section 162(m) Limitation.  No Service Provider shall be granted, in any calendar year, Options or Stock Appreciation Rights covering more than 500,000 Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 10.  For purposes of this Section, if an Option is canceled, forfeited or materially modified in the same calendar year it was granted (other than in connection with a transaction described in Section 10), the canceled or modified Option shall be counted against the limit set forth in this Section.  For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option and if the base price of a Stock Appreciation Right is reduced, the transaction shall be treated as a cancellation of the Stock Appreciation Right and the grant of a new Stock Appreciation Right.

6.           GRANT OF OPTIONS.

6.1           Grant of Options.  The Committee may grant Options to such Service Providers, for such number of shares, and subject to such terms and conditions as the Administrator may determine in its sole discretion.  Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options or other options shall be treated as Non-Qualified Stock Options.  For purposes of this Section 6.1, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant of each Option.

6.2           Term of Option.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

2015 Equity Incentive Plan

6.3           No Shareholder Rights.  The Holder of an Option shall have no rights of a stockholder with respect to Shares covered by such Option until the Holder exercises the Option and the Shares are issued to the Holder.  If the Holder uses Shares to exercise an Option, the Holder will continue to be treated as owning such Shares until new Shares are issued under the exercised Option.

7.           OPTION EXERCISE PRICE AND CONSIDERATION.

7.1           Exercise Price. Except as provided in Section 10, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator (not less than par value), under the following conditions:

(a)           the per Share exercise price for any Incentive Stock Option or Non-Qualified Stock Option granted under that Plan shall be no less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; and

(b)           if at the time of grant of an Option, the Service Provider owns (or is treated as owning under Applicable Law) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, an Incentive Stock Option (or to the extent required by state law, a Non-Qualified Stock Option1) granted to such Service Provider shall bear an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

Notwithstanding the foregoing, pursuant to Section 10 Options may be granted with, or converted at, a per Share exercise price other than as required above pursuant to a merger, acquisition or other corporate transaction if consistent with the requirements of Applicable Law.

7.2           Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator.  Such consideration may consist of (1) cash, (2) check, (3) to the extent consistent with Applicable Law, a full recourse promissory note bearing interest (at a rate not less than the applicable federal rate under Code Section 1274(d)) and payable upon such terms as may be prescribed by the Administrator, (4) other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) to the extent consistent with Applicable Laws, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price provided, that payment of such proceeds is then made to the 1   Applicable to California Corp. Code Section 25102(o) exemption under California Code of Regulations Title 10, Section 260.140.41-50 – listed in Appendix A. Company upon settlement of such sale, or (8) any combination of the foregoing methods of payment.

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8.           EXERCISE OF OPTION.

8.1           Vesting; No Fractional Exercises.  Except as provided in Section 10, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless otherwise specified or to the extent required by California state law, Options granted under the Plan to a Service Provider other than an Officer or Director or a Consultant shall vest at a rate of at least twenty percent (20%) per year over not more than five (5) years from the date the Option is granted, subject to reasonable conditions such as continued service.  No Option may be exercised for a fraction of a Share.2

8.2           Deliveries upon Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a)           A written or electronic notice complying with the applicable rules established by the Administrator stating that such Option, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)           Such representations and documents as the Administrator deems necessary or advisable to effect compliance with Applicable Law.  The Administrator may also take whatever additional actions it deems appropriate to effect such compliance, including placing legends on Share certificates and issuing stop transfer notices to agents and registrars;

(c)           A Shareholders Agreement (or upon the exercise of all or a portion of an unvested Option pursuant to Section 8.8, a Restricted Stock Award Agreement) in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(d)           In the event that the Option shall be exercised pursuant to Section 8.6 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

8.3           Conditions to Delivery of Share Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)           The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(b)           The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

2   See California Code of Regulations Title 10,  Section 260.140.41-50 – Appendix A.

2015 Equity Incentive Plan

(c)           The obtaining of any approval or other clearance from any state or federal governmental agency or compliance with any lock-up period as provided in Section 11, which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(d)           The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)           The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax determined by the Administrator, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 7.2. The Company may agree to withhold such amounts from the Shares delivered under the Option, in the complete and sole discretion of the Administrator.

8.4           Termination of Relationship as a Service Provider.  If a Holder ceases to be a Service Provider other than by reason of the Service Provider’s disability or death or termination for Cause, unless otherwise provided in the Option Agreement, the Option shall remain exercisable for the lesser of three (3) months following such cessation or the remaining term of the Option.  If, on the date of termination, the Holder is not vested as to the entire Option, unless otherwise provided in the Option Agreement, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option.  If, after termination, the Holder does not exercise the Option within the applicable time period, the Option shall terminate. If the Holder is terminated for Cause, the Option shall terminate upon such termination for Cause.

8.5           Disability of Holder.  If a Holder ceases to be a Service Provider as a result of the Service Provider’s disability, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following such cessation or the remaining term of the Option.  If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for federal income tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination.  If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option.  If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

8.6           Death of Holder.  If a Service Provider dies while a Service Provider, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following the Service Provider’s death or the remaining term of the Option.  If, at the time of death, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option.  The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate.

2015 Equity Incentive Plan

8.7           Regulatory Extension.  A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6.2 or (ii) the expiration of a period of three (3) months (after the termination of the Holder’s Status as a Service Provider) during which the exercise of the Option would no longer be in violation of such registration requirements.

8.8           Early Exercisability.  The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part in exchange for Restricted Stock prior to the full vesting of the Option; provided however, that Shares acquired upon exercise of an Option which has not fully vested shall be subject to the same forfeiture, transfer or other restrictions as determined by the Administrator and set forth in the Option Agreement.

8.9           Buyout Provisions.  The Administrator may at any time offer to repurchase for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

9.           EQUITY BASED AWARDS OTHER THAN OPTIONS

9.1           Restricted Stock Awards.

(a)           Restricted Stock Grant.  The Administrator may grant Restricted Stock to such Service Providers, in such amounts, and subject to such terms and conditions as the Administrator may determine, in its sole discretion, including restrictions on transferability, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise.  Unless otherwise specified or to the extent required by Applicable Law, restrictions on transferability with respect to a Restricted Stock granted under the Plan to a Service Provider other than an Officer or Director or a Consultant shall lapse at a rate of at least twenty percent (20%) per year over a period of not more than five (5) years.

(b)           Award Agreement.  Restricted Stock shall be granted under an Award Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.  The Company may retain physical possession of any such certificates, and the Company may require a Service Provider awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture or repurchase by the Company at Fair Market Value.

2015 Equity Incentive Plan

(c)           Restricted Stock Purchase.  The Administrator may require a Service Provider to pay a purchase price to receive Restricted Stock at the time the Award is granted, in which case the purchase price and the form and timing of payment shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.

(d)           Withholding.  The Administrator may require a Service Provider to pay or otherwise provide for any applicable withholding tax determined by the Administrator to be due at the time restrictions lapse or, in the event of an election under Section 83(b), at the time of the Award.

(e)           No Deferral Provisions.  Notwithstanding any other provision of the Plan, a Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.

(f)           Rights as a Shareholder.  The Holder of Restricted Stock shall have rights equivalent to those of a shareholder and shall be a shareholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company.

9.2           Stock Appreciation Rights.  Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs.  The Award Agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall not include terms which cause the Award to be considered non-qualified deferred compensation subject to the provisions of Section 409A of the Code.  The terms and conditions of Stock Appreciation Right Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(a)           Stand-Alone SARs.  Stand-alone SARs shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish.  Upon redemption of the stand-alone SAR, the Holder shall be entitled to receive a distribution from the Company in an amount equal to the excess, if any, of (i) the aggregate Fair Market Value on the redemption date of the Shares underlying the redeemed right, over, (ii) the aggregate base price of such underlying Shares at the time of grant.  The distribution shall be in cash or Shares, as specified in the Award Agreement, unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The number of Shares underlying each stand-alone SAR and the base price of such Shares shall be determined by the Administrator in its sole discretion at the time the stand-alone SAR is granted.  In no event, however, may the base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

(b)           Stapled SARs.  Stapled SARs shall only be granted concurrently with an Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Administrator may establish and shall grant a Holder the right to elect among (i) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the Holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).  The distribution under alternative (ii) shall be in cash or Shares as specified in the Award Agreement unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares.  The base price of such Shares shall be determined by the Administrator at the time the Option and Stapled SAR is granted; however, in no event may the base price be less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

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(c)           No Shareholder or Secured Rights.  The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder.  Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation.  Prior to vesting and exercise, the Holder shall have no greater claim to the Shares underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other than by will or by the laws of intestate succession as provided in Section 12.

9.3           Performance Stock.

(a)           Performance Stock Awards. The Administrator may make Performance Stock Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals.  The Administrator may make Performance Stock Awards independent of, or in connection with, the granting of any other Award under the Plan.  The Administrator, in its sole discretion, shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock.

(b)           Award Agreement.  Performance Stock shall be granted under an Award Agreement referring to the terms, conditions, and restrictions applicable to such Performance Stock.

(c)           No Deferral Provisions.  Notwithstanding anything herein to the contrary, a Performance Stock Award shall provide for prompt issuance of Shares upon vesting of the Award and shall not include any deferral of issuance and/or of compensation recognition after vesting which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.  The Administrator may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

(d)           No Shareholder or Secured Rights. A Holder shall be entitled to receive a stock certificate evidencing the acquisition of Shares under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Award.  A Holder receiving a Performance Stock Award shall have no rights of a stockholder as to Shares covered by such Award unless and until such Shares are issued to the Holder under the Plan.  Prior to receipt of the Shares underlying such Award, a Performance Stock Award shall represent no more than an unfunded, unsecured, contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Award.  Prior to vesting and issuance of the Shares, the Holder shall have no greater claim to the Common Stock underlying such Award or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession as provided in Section 12.

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10.           ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

10.1           Corporate Transaction or Capitalization Event. In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(a)           the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of Shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5.3);

(b)           the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(c)           the grant, exercise price or base price with respect to any Award.

10.2           Administrative Discretion. In the event of any transaction or event described in subsection (a) hereof, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

2015 Equity Incentive Plan

(a)           To provide for either the purchase of any such Award or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(b)           To provide that such Award shall be exercisable or vested as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c)           To provide that such Award be assumed by the successor or survivor corporation, or a Parent or Subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a Parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of Shares and prices;

(d)           To make adjustments in the number and type of Shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; or

(e)           To provide that immediately upon the consummation of such event, such Award shall terminate; provided, that for a specified period of time prior to such event, such Award shall be fully vested and exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement.

(f)           Subject to limitations set forth in the Plan, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate.

(g)           Notwithstanding the terms of subsection (b) above, if the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Award outstanding under the Plan for the acquiring entity’s stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) for those outstanding under the Plan.  In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume an Award or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition, and (ii) all Awards outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.

(h)           The existence of the Plan, any Award or Award Agreement hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks, whose rights are superior to or affect the Common Stock or the rights thereof, or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

2015 Equity Incentive Plan

11.           [INTENTIONALLY DELETED]

12.           NON-TRANSFERABILITY OF AWARDS.  No Award granted under this Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed of or encumbered in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the Service Provider, only by the Service Provider.

13.           RESTRICTIVE LEGENDS.  The certificates representing the Shares issued upon exercise of Options granted pursuant to this Plan shall bear appropriate legends giving notice of applicable restrictions on transfer under Applicable Laws, the Plan and any Shareholders Agreement.

14.           NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.  Nothing in this Plan shall confer upon any Service Provider any right with respect to continuation of employment by or consultancy to the Company, nor shall it interfere in any way with the Company’s or any Subsidiary’s right to terminate any Service Provider’s employment or consultancy at any time, with or without cause and with or without prior notice.

15.           TERM OF PLAN.  The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 17.  No Award may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders.

16.           TIME OF GRANTING OF AWARDS.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator.  Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

17.           AMENDMENT AND TERMINATION OF THE PLAN.

17.1                   Amendment and Termination.  The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan.  However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 10, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 15.

2015 Equity Incentive Plan

17.2           Shareholder Approval.  The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

17.3                   Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; provided however, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any Award Agreement.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.           INABILITY TO OBTAIN AUTHORITY.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.           RESERVATION OF SHARES.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.           FINANCIAL STATEMENTS.  Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each California Holder  prior to such Holder’s purchase of Shares under this Plan, and to each Holder annually during the period such Holder has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Holders whose services in connection with the Company assure them access to equivalent information.

21.           GOVERNING LAW. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Nevada without regard to otherwise governing principles of conflicts of law.

22.           SHAREHOLDER APPROVAL.  The Plan shall be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.  Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

* * * * * * *
The undersigned, the duly constituted and elected President of National Graphite Corp., hereby certify that in accordance with the requirements of law and the Company’s Articles of Incorporation and By-laws, the foregoing 2015 Equity Incentive Plan was duly adopted and approved by the Board of Directors effective September 17, 2015.

By:	Ulrike Dickmann
	Its	President and CEO

2015 Equity Incentive Plan

Appendix B

AGREEMENT AND PLAN OF MERGER

THIS Agreement And Plan Of Merger (hereinafter called the "Merger Agreement") is made as of October 2, 2015, by and between National Graphite Corp., a Nevada corporation (the "Acquiror"), and Biotech Development Corp., a Nevada corporation ("BDC").  BDC and the Acquiror are sometimes referred to as the "Constituent Corporations."

Recitals

A.           Whereas, BDC is a wholly-owned subsidiary of the Acquiror.

B.           Whereas, the authorized capital stock of Acquiror consists of (i) 499,000,000 shares of Common Stock, par value $0.001 per share of which 109,572,941 shares are issued and outstanding, and (ii) 1,000,000) shares of Preferred Stock, par value $0.001 per share of which no shares are outstanding;

C.           Whereas, the authorized capital stock of BDC consists of 500,000,000 shares of Common Stock, par value $0.001 per share of which 25,000,000 shares are issued and outstanding and owned of record by the Acquiror/

D.           Whereas, there are no outstanding options warrant or other rights to acquiring shares of BDC.

E.           Whereas, the Acquiror desires to consolidate the businesses of the Acquiror and its wholly-owned subsidiary, BDC, into one operating entity and the directors of the Constituent Corporations deem it advisable that BDC merge into the Acquiror upon the terms and conditions herein provided.

E.           Whereas, the directors and holders of a majority of the Common Stock of the Acquiror further deem it advisable and in the best interest of the shareholders to (i) change the name of the Acquiror to “econico Inc.”, (ii) Amend and Restate the Articles of Incorporation in their entirety as attached hereto as Exhibit 1 and (iii) Amend and Restate the By-laws in their entirety as attached hereto as Exhibit 2.

F.           Whereas, the in accordance with Section 92A.200 of the Nevada Revised Statutes, a majority of the Common Stock of the Acquiror has approved the Merger.

Agreement

NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that BDC shall merge into Acquiror on the following terms, conditions and other provisions:

1.           TERMS AND CONDITIONS.

1.1           Merger. BDC shall merged with and into Acquiror (the "Merger"), and Acquiror shall be the surviving corporation (the "Surviving Corporation").  The Merger shall be effected by the filing of duly executed Articles of Merger (the “Articles of Merger”) with the Secretary of State of Nevada (“Effective Time”).

1.2           Succession.  On the Effective Date, Acquiror shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of BDC, except insofar as it may be continued by operation of law, shall be terminated and cease.

 1.3           Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4           Common Stock of BDC. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations each share of Common Stock of BDC issued and outstanding immediately prior thereto and owned by the Acquiror shall be cancelled.

2.           CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

2.1           Articles of Incorporation and Bylaws. The Amended and Restated Articles of Incorporation and Amended and Restated By-laws of Acquiror, attached hereto as Exhibit 1 and Exhibit 2, to be effective and adopted immediately prior to the Effective Date, shall continue to be the Articles of Incorporation and By-laws of the Surviving Corporation.

2.2           Directors. The directors of the Acquiror immediately preceding the Effective Date shall remain as the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

2.3           Officers. The officers of the Acquiror immediately preceding the Effective Date shall remain as the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors, until their successors are elected and qualified.

3.           MISCELLANEOUS.

3.1           Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of BDC such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of BDC and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of BDC or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2           Amendment. At any time before the Effective Time, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Board of Directors of Acquiror and BDC to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.3           Conditions To Merger. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a)           the Merger shall have been approved by the Directors of BDC in accordance the Nevada Revised Statutes and By-laws of BDC;

(a)           the Merger shall have been approved by the Directors and shareholders of Acquiror in accordance the Nevada Revised Statutes and By-laws of Acquiror; and

 (c)           any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Acquiror to be material to consummation of the Merger shall have been obtained.

3.4           Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of Acquiror, notwithstanding the approval of this Merger Agreement by the shareholders of the Acquiror, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Acquiror, such action would be in the best interest of such the Acquiror. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto.

3.5           Notices.  All notices, requests, demands and other communications under this Agreement, shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given or within five (5) business days if mailed to the party to whom notice is to be given, by first-class mail, registered, or certified, postage prepaid and properly addressed as follows:

If to BDC, addressed to:
Biotech Development Corp.
Immermannstr. 65A
Dusseldorf, Germany 40210
Attention:  Ulrike Dickmann, CEO

If to Acquiror, addressed to:
National Graphite Corp.
Immermannstr. 65A
Dusseldorf, Germany 40210
Attention:  Ulrike Dickmann, CEO

3.6           Successors.  This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Parties.

3.7           Governing Law; Venue.  This Agreement is being executed and delivered, and is intended to be performed, in the State of Nevada, and to the extent permitted by law, the execution, validity, construction, and performance of this Agreement shall be construed and enforced in accordance with the laws of the State of Nevada without giving effect to conflict of law principles.

3.8           Waiver of Jury Trial.   To the fullest extent permitted by applicable law, the Parties hereto hereby voluntarily and irrevocably waive trial by jury in any Proceeding brought in connection with this Agreement, any of the related agreements and documents, or any of the transactions contemplated hereby or thereby. For purposes of this Agreement, “Proceeding” includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any party or otherwise and whether civil, criminal, administrative, or investigative, in which a Party was, is, or will be involved as a party or otherwise.

3.9           Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.  Facsimile signatures shall be sufficient for execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger the day and year first above written.

BIOTECH DEVELOPMENT CORP.

/s/ Ulrike Dickmann

By:	Ulrike Dickmann
	Its	President and CEO

NATIONAL GRAPHITE CORP.

/s/ Ulrike Dickmann

By:	Ulrike Dickmann
	Its	President and CEO

Appendix C

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

econico Inc.

Ulrike Dickmann and Verena Becchio, hereby certify that:

1.           They are the President and Secretary, respectively, of econico Inc., a Nevada corporation.

2.           The Articles of Incorporation of this Corporation are amended and restated in their entirety to read as follows and supersede and take the place of the existing Articles of Incorporation and all prior amendments thereto and restatements thereof:

Article 1.

Name

1.1           The name of the Corporation shall be:  econico Inc.

Article 2.

Period of Duration

2.1           The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

Article 3.

Purposes and Powers

3.1           The purposes for which the Corporation is organized and its powers are:

(a)           to design, assemble, manufacture, market, sell, and service security devices and systems and ancillary products and services;

(b)           to do all and everything necessary, suitable, convenient, or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objectives herein enumerated or incidental to the powers herein named or which shall at any time appear conducive or expedient for the protection or benefit of the Corporation, with all the powers hereafter conferred by the laws under which this Corporation is organized; and

(c)           to engage in any and all other lawful purposes, activities, and pursuits, whether similar or dissimilar to the foregoing, for which corporations may be organized under laws of the state of Nevada and to exercise all powers allowed or permitted thereunder.

Amended and Reastated Articles of Incorporation

Article 4.

Authorized Shares

4.1           The Corporation shall have the authority to issue 500,000,000 shares of common stock, $0.001 par value  per share (the “Common Stock”).

ARTICLE 5.

No Further Assessments

5.1           The capital stock, after the amount of the subscription price determine by the Board of Directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 5., or any of the provisions hereof.

ARTICLE 6.

No Preemptive Rights

6.1           Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 7.

No Cumulative Voting

7.1           There shall be no cumulative voting of shares.

ARTICLE 8.

Election Not to be Governed By Provisions of NRS 78.411 to 78.444

8.1The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.411, inclusive.

Article 9.

Transactions with Officers and Directors

9.1           No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any corporation, firm, or association in which one or more of its directors or officers are directors or officers or are financial interested, is either void or voidable solely for this reason or solely because any such director or officer is present at the meeting of the board of directors or a committee thereof that authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for such purpose, if the circumstances specified in any of the following paragraphs exist:

Amended and Reastated Articles of Incorporation

(a)           the fact of the common directorship or financial interest is disclosed or known to the board of directors or committee and noted in the minutes, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of such common or interested director or directors;

(b)           the fact of the common directorship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote; the votes of the common or interested directors or officers shall be counted in any such vote of stockholders; or

(c)           the contract or transaction is fair as to the Corporation at the time it is authorized or approved.

Article 10.

Indemnification of Officers, Directors, and Others

10.1           The Corporation shall indemnify each director and officer of the Corporation and his or her respective heirs, administrators, and executors against all liabilities and expenses reasonably incurred in connection with any action, suit, or proceeding to which he or she may be made a party by reason of the fact that he or she is or was a director or officer of the Corporation, to the full extent permitted by the laws of the state of Nevada now existing or as such laws may hereafter be amended.  The expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

10.2           The Corporation may, at the discretion of the board of directors, indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

10.3           A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages resulting from (1) acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law, or (2) the payment of dividends in violation of the provisions of Section 78.300 of the Nevada Revised Statutes, as it may be amended from time to time, or any successor statute thereto.

Amended and Reastated Articles of Incorporation

Article 11.

No Limitations on Voting Rights

11.           To the extent permissible under the applicable law of any jurisdiction to which the Corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of stockholders, the location of offices or facilities, or any other item, the Corporation elects not be governed by the provisions of any statute that (a) limits, restricts, modifies, suspends, terminates, or otherwise affects the rights of any stockholder to cast one vote for each share of stock registered in the name of such stockholder on the books of the Corporation, without regard to whether such shares were acquired directly from the Corporation or from any other person and without regard to whether such stockholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of stock of the Corporation issued and outstanding; or (b) grants to any stockholder the right to have his or her stock redeemed or purchased by the Corporation or any other stockholder of the Corporation.  Without limiting the generality of the foregoing, the Corporation expressly elects not to be governed by or be subject to the provisions of Sections 78.378 through 78.3793 of the Nevada Revised Statutes or any similar or successor statutes adopted by any state that may be deemed to apply to the Corporation from time to time.

Article 12.

Amendments

12.1           The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these Articles of Incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

Article 13.

Adoption or Amendment of Bylaws

13.1           The initial bylaws of the Corporation shall be adopted by the board of directors.  Except as otherwise provided herein, the power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws.  The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

Amended and Reastated Articles of Incorporation

3.           The foregoing Restated of Articles of Incorporation has been duly approved by the Board of Directors in accordance with Section 78.207 of the Nevada Revised Statutes.

4.           The foregoing amendments of Articles of Incorporation have been duly approved by the required written Consent of Shareholders in accordance with Section 78.390 of the Nevada Revised Statutes.  The total number of outstanding shares of the Corporation is 109,572,941.  The number of shares voting in favor of the Restated Articles of Incorporation was 81,189,409 shares representing 74.10%.  The percentage of vote required was more than 50%.

IN WITNESS WHEREOF, we have hereunto set our hands this ____ of ___________________, 2015 hereby declaring and certifying that the facts stated hereinabove are true.

By:	Ulrike Dickmann	By:	Verena Becchio
Its:	President	Its:	Secretary

Amended and Reastated Articles of Incorporation

Appendix D

AMENDED AND RESTATED BYLAWS

OF

enonico Inc.
(fka National Graphite Corp.)
A NEVADA CORPORATION

Adopted ________________, 2015

i

Adopted ________________, 2015

Adopted ________________, 2015

TABLE OF CONTENTS
		PAGE

ARTICLE IX	FISCAL YEAR	17

ARTICLE X	DIVIDENDS	17

ARTICLE XI	AMENDMENTS	18

	CERTIFICATE OF SECRETARY	18

Adopted ________________, 2015

AMENDED AND RESTATED BYLAWS
OF
enonico Inc.

ARTICLE I.

OFFICES

Section 1.01                      Principal Offices. The Board of Directors shall fix the location of the principal executive office of the Corporation at any place within or outside the State of Nevada. If the principal executive office is located outside the State and the Corporation has no principal office in Nevada, the Board of Directors shall fix and designate the office of its Agent for service as its Nevada office.

Section 1.02                      Locations of Offices.  The corporation may also have offices at such other places both within and without the state of Nevada as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II.

STOCKHOLDERS

Section 2.01                      Annual Meeting.  The annual meeting of the stockholders shall be held within 180 days after the end of the corporation’s fiscal year at such time as is designated by the board of directors and as is provided for in the notice of the meeting.  If the election of directors shall not be held on the day designated herein for the annual meeting of the stockholders or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient.

Section 2.02                      Special Meetings.

(a)           A special meeting of the shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, by the President, by one or more shareholders holding shares which, in the aggregate, entitle them to cast not less than ten percent (10%) of the votes at any such meeting.

(b)           If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President or the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of paragraph 2.04 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than ten (10) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph 2.02 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

Adopted ________________, 2015

Section 2.03                      Place of Meetings.  The board of directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the board of directors.  A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting.  If no designation is made, the place of meeting shall be at the principal place of business of the corporation.

Section 2.04                      Notice of Meetings.  The secretary or assistant secretary, if any, shall cause notice of the time, place, and purpose or purposes of all meetings of the stockholders (whether annual or special), to be mailed at least 10 but not more than 60 days prior to the meeting, to each stockholder of record entitled to vote.  The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors or the other person or persons calling the meeting, at the time of giving the notice, intend to present for action by the shareholders. The notice of any meeting at which Directors are to be elected shall include the names of any nominees, which at the time of the notice, management intends to present for election.

Section 2.05                      Waiver of Notice.  Any stockholder may waive notice of any meeting of stockholders (however called or noticed, whether or not called or noticed, and whether before, during, or after the meeting) by signing a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof.  Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of notice regardless of whether a waiver, consent, or approval is signed or any objections are made, unless attendance is solely for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

Section 2.06                      Fixing Record Date.  For the purpose of determining: (i) stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting; (ii) stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect to any change, conversion, or exchange of stock; or (iii) stockholders of the corporation for any other lawful purpose, the board of directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of stockholders is to be taken.  If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting, the day preceding the date on which notice of the meeting is mailed shall be the record date.  For any other purpose, the record date shall be the close of business on the date on which the resolution of the board of directors pertaining thereto is adopted.  When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.  Failure to comply with this section shall not affect the validity of any action taken at a meeting of stockholders.

Section 2.07                      Voting Lists.  The officers of the corporation shall cause to be prepared from the stock ledger, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the principal executive office of the corporation.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.  The original stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

Adopted ________________, 2015

Section 2.08                      Quorum.  Stock representing a majority of the voting power of all outstanding stock of the corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the articles of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such reconvened meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.09                      Vote Required.  When a quorum is present at any meeting, the vote of the holders of stock having a majority of the voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one on which by express provision of the statutes of the state of Nevada or of the articles of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 2.10                      Voting of Stock.  Unless otherwise provided in the articles of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, subject to the modification of such voting rights of any class or classes of the corporation’s capital stock by the articles of incorporation.

Section 2.11                      Proxies.  At each meeting of the stockholders, each stockholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such stock, as the case may be, as shown on the stock ledger of the corporation or by his attorney thereunto duly authorized in writing.  Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting.  In the event that any such instrument shall designate two or more persons to act as proxy, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated.  Persons holding stock in a fiduciary capacity shall be entitled to vote the stock so held, and the persons whose shares are pledged shall be entitled to vote, unless the transfer by the pledgor in the books and records of the corporation shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his proxy, may represent such stock and vote thereon.  A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by such person’s attendance at the meeting and voting in person; or (ii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto is counted.  No proxy shall be voted or acted on after six months from its date, unless the proxy is coupled with an interest, or unless the proxy provides for a longer period not to exceed seven years.

Adopted ________________, 2015

Section 2.12                      Nomination of Directors.  Only persons who are nominated in accordance with the procedures set forth in this section shall be eligible for election as directors.  Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders at which directors are to be elected only by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at a meeting who complies with the notice procedures set forth in this section.  Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation.  To be timely, a stockholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed.  Such stockholder’s notice shall set forth (a) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder.  At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the provisions of this section.  The officer of the corporation or other person presiding at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with such provisions, and if such officer should so determine, such officer shall so declare to the meeting, and the defective nomination shall be disregarded.

Section 2.13                      Inspectors of Election.  There shall be appointed at least one inspector of the vote for each stockholders’ meeting.  Such inspector(s) shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability.  Unless appointed in advance of any such meeting by the board of directors, such inspector(s) shall be appointed for the meeting by the presiding officer.  No director or candidate for the office of director shall be appointed as such inspector.  Such inspector(s) shall be responsible for tallying and certifying each vote required to be tallied and certified by them as provided in the resolution of the board of directors appointing them or in their appointment by the person presiding at such meeting, as the case may be.

Section 2.14                      Election of Directors.  At all meetings of the stockholders at which directors are to be elected, except as otherwise set forth in any preferred stock designation (as defined in the articles of incorporation) with respect to the right of the holders of any class or series of preferred stock to elect additional directors under specified circumstances, directors shall be elected by a plurality of the votes cast at the meeting.  The election need not be by ballot unless any stockholder so demands before the voting begins.  Except as otherwise provided by law, the articles of incorporation, any preferred stock designation, or these bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

Adopted ________________, 2015

Section 2.15                      Business at Annual Meeting.  At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the board of directors or by any stockholder of the corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this section.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation.  To be timely, a stockholder’s notice shall be delivered or mailed to and received at the registered offices of the corporation not less than 30 days prior to the date of the annual meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice shall be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed.  A stockholder’s notice to the secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the matter desired to be brought before the annual meeting and the reasons for presenting such matter at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such matter, (c) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder, and (d) any material interest of such stockholder in such matter.  Notwithstanding anything in these bylaws to the contrary, no matter shall be brought before or conducted at an annual meeting except in accordance with the provisions of this section.  The officer of the corporation or other person presiding at the annual meeting shall, if the facts so warrant, determine and declare to the meeting that a matter was not properly brought before the meeting in accordance with such provisions, and such matter shall not be presented or voted on by the stockholders.

Section 2.16                      Business at Special Meeting.  At any special meeting of the stockholders, only such business shall be conducted as shall have been stated in the notice of such special meeting.

Section 2.17                      Written Consent to Action by Stockholders.  Unless otherwise provided in the articles of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 2.18                      Procedure for Meetings.  Meeting of the stockholders shall be conducted pursuant to such reasonable rules of conduct and protocol as the board of directors or the officer of the Corporation or other person presiding at the meeting may prescribe or, if no such rules are prescribed, in accordance with the most recent published edition of Robert’s Rules of Order.

ARTICLE III.

DIRECTORS

Section 3.01                      General Powers.  The business of the corporation shall be managed under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

Adopted ________________, 2015

Section 3.02                      Number, Term, and Qualifications.

(a)           Number.  The number of directors which shall constitute the board, subject to the limitations set forth in the articles of incorporation, shall not be less than three nor more than nine, the exact number of directors to be fixed from time to time by the vote of a majority of the board of directors, or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose, except as provided in section 3.03 of this article, which such resolution shall be incorporated by this reference into and shall be a part of these bylaws.  Each director elected shall hold office until his successor is elected and qualified.  No decrease in the number of directors shall shorten the term of any incumbent director.  Directors need not be residents of the state of incorporation or stockholders of the corporation.

(b)           Qualification.  The board of directors may, by the vote of a majority of the board, prescribe qualifications of candidates for the office of director of the Corporation, but no director then in office shall be disqualified from office as a result of the adoption of such qualification.

(c)           Tenure.  The term of office of each director shall expire at the annual meeting of the stockholders in the first succeeding year following the year of incorporation or thereafter when his or her respective successor is elected and has qualified.  At each annual election, the directors chosen to succeed those whose terms then expire shall be elected for a term expiring at the next succeeding annual meeting or thereafter when their respective successors are elected and have qualified.

Section 3.03                      Vacancies and Newly Created Directorships.  Unless the articles of incorporation provide otherwise,  vacancies and newly-created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office though less than a quorum, and each director so chosen shall hold office for the unexpired term to which elected and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  If there are no directors in office, then an election of directors may be held in the manner provided by law.

Section 3.04                      Regular Meetings.  The board of directors may designate the time and place, either within or without the state of incorporation, for the holding of regular meetings without other notice than such designation.

Section 3.05                      Special Meetings.  Special meetings of the board of directors may be called by or at the request of the chairman of the board, president, or any two directors or, in the absence or disability of the president, by any vice-president.  The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the board of directors called by them.

Section 3.06                      Meetings by Telephone Conference Call.  Members of the board of directors may participate in a meeting of the board of directors or a committee of the board of directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

Adopted ________________, 2015

Section 3.07                      Notice.  Notice of the time and place of special meetings shall be delivered personally either by telephone, facsimile or by email to each Director, or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address.  In case such notice is delivered personally by email, or by telephone, facsimile or telegram, it shall be delivered at least forty eight (48) hours prior to the time of the holding of the meeting.  In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.  Each director shall register his or her address and telephone number(s) with the secretary for purpose of receiving notices.  Notice will be sent by facsimile or email to only those directors who have provided their written consent to receive notice by one or either of those methods and acknowledge that the transmission report/sent date shall be sufficient and conclusive evidence of the giving of such notice.  Any director may waive notice of any meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  An entry of the service of notice given in the manner and at the time provided for in this section may be made in the minutes of the proceedings of the board of directors, and such entry, if read and approved at a subsequent meeting of the board of directors, shall be conclusive on the issue of notice.

Section 3.08                      Quorum.  A majority of the board shall constitute a quorum for the transaction of business at any meeting of the board of directors, provided, that the directors present at a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors if any action taken is approved by a majority of the required quorum for such meeting.  If less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 3.09                      Manner of Acting.  The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, and individual directors shall have no power as such.

Section 3.10                      Compensation.  The directors and members of committees shall be compensated for their services in such amounts and manner and shall be reimbursed their expenses as authorized from time to time by resolution of the board of directors or a duly constituted committee thereof.  No such compensation or reimbursement shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 3.11                      Presumption of Assent.  A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or unless he shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.12                      Resignations.  A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any.  The resignation shall become effective on giving of such notice, unless such notice specifies a later time for the effectiveness of such resignation.

Section 3.13                      Written Consent to Action by Directors.  Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be.  Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

Adopted ________________, 2015

Section 3.14                      Removal.  Subject to any limitations set forth in the articles of incorporation or the corporate statutes of the state of Nevada, at a meeting of stockholders called expressly for that purpose, one or more directors may be removed(including the entire board) by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

Section 3.15                      Limitation on Liability.  A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages resulting from (1) acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law, or (2) the payment of dividends in violation of the provisions of Section 78.300 of the Nevada Revised Statutes, as it may be amended from time to time, or any successor statute thereto.

ARTICLE IV.

OFFICERS

Section 4.01                      Number.  The officers of the corporation shall be a president, a secretary, a treasurer, and such other officers as may be appointed by the board of directors.  The board of directors may elect, but shall not be required to elect, a chairman of the board and one or more vice-presidents, and the board of directors may appoint a general manager.

Section 4.02                      Election, Term of Office, and Qualifications.  The officers of the corporation shall be chosen in such manner and for such term as the board of directors may determine.  Any one person may hold any two or more of such offices, except that the president shall not also be the secretary.  No person holding two or more offices shall execute any instrument in the capacity of more than one office.  The chairman of the board, if any, shall be and remain director of the corporation during the term of his office.  No other officer need be a director.

Section 4.03                      Subordinate Officers, Etc.  The board of directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the board of directors from time to time may determine.  The board of directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties.  Subordinate officers need not be stockholders or directors.

Section 4.04                      Resignations.  Any officer may resign at any time by delivering a written resignation to the board of directors, the president, or the secretary.  Unless otherwise specified therein, such resignation shall take effect on delivery.

Section 4.05                      Removal.  Any officer may be removed from office at any special meeting of the board of directors called for that purpose or at a regular meeting, by the vote of a majority of the directors, with or without cause.  Any officer or agent appointed in accordance with the provisions of section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the board of directors.

Adopted ________________, 2015

Section 4.06                      Vacancies and Newly Created Offices.  If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause or if a new office shall be created, then such vacancies or newly created offices may be filled by the board of directors at any regular or special meeting.

Section 4.07                      The Chairman of the Board.  The chairman of the board, if there be such an officer, shall have the following powers and duties:

(a)           to preside at all stockholders’ meetings or to designate a person to act in such capacity;

(b)           to preside at all meetings of the board of directors; and

(c)           to be a member of the executive committee, if any.

Section 4.08                      The President.  The president shall have the following powers and duties:

(a)           to be the chief executive officer of the corporation and, subject to the direction of the board of directors, to have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

(b)           if no chairman of the board has been chosen or if such officer is absent or disabled, to preside at meetings of the stockholders and board of directors;

(c)           to be a member of the executive committee, if any;

(d)           to be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and

(e)           to have all power and perform all duties normally incident to the office of a president of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the board of directors.

Section 4.09                      The Vice-Presidents.  The board of directors may, from time to time, designate and elect one or more vice-presidents, one of whom may be designated to serve as executive vice-president.  Each vice-president shall have such powers and perform such duties as from time to time may be assigned to him by the board of directors or the president.  At the request or in the absence or disability of the president, the executive vice-president or, in the absence or disability of the executive vice-president, the vice-president designated by the board of directors or (in the absence of such designation by the board of directors) by the president, as senior vice-president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on, the president.

Section 4.10                      The Secretary.  The secretary shall have the following powers and duties:

(a)           to keep or cause to be kept a record of all of the proceedings of the meetings of the stockholders and of the board of directors in books provided for that purpose;

(b)           to cause all notices to be duly given in accordance with the provisions of these bylaws and as required by statute;

Adopted ________________, 2015

(c)           to be the custodian of the records and of the seal of the corporation, and to cause such seal (or a facsimile thereof) to be affixed to all certificates representing stock of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these bylaws, and when so affixed, to attest the same;

(d)           to see that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed;

(e)           to have charge of the stock ledger and books of the corporation and cause such books to be kept in such manner as to show at any time the amount of the stock of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the amount of stock held by each holder and time when each became such holder of record; and he shall exhibit at all reasonable times to any director, on application, the original or duplicate stock ledger.  He shall cause the stock ledger referred to in section 6.04 hereof to be kept and exhibited at the principal place of business of the corporation, or at such other place as the board of directors shall determine, in the manner and for the purpose provided in such section;

(f)           to be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and

(g)           to perform in general all duties incident to the office of secretary and such other duties as are given to him by these bylaws or as from time to time may be assigned to him by the board of directors or the president.

Section 4.11                      The Treasurer.  The treasurer shall have the following powers and duties:

(a)           to have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation;

(b)           to cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with section 5.03 hereof;

(c)           to cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in section 5.04 hereof) drawn on the authorized depositories of the corporation, and to cause to be taken and preserved property vouchers for all monies disbursed;

(d)           to render to the board of directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of his transactions as treasurer, and render a full financial report at the annual meeting of the stockholders, if called on to do so;

(e)           to cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any directors on request during business hours;

Adopted ________________, 2015

(f)           to be empowered from time to time to require from all officers or agents of the corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the corporation;

(g)           to perform in general all duties incident to the office of treasurer and such other duties as are given to him by these bylaws or as from time to time may be assigned to him by the board of directors or the president; and

(h)           to, in the absence of the designation to the contrary by the board of directors, to act as the chief financial officer and/or principal accounting officer of the corporation.

Section 4.12                      Salaries.  The salaries or other compensation of the officers of the corporation shall be fixed from time to time by the board of directors, except that the board of directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of section 4.03 hereof.  No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the corporation.

Section 4.13                      Surety Bonds.  In case the board of directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the board of directors may direct, conditioned on the faithful performance of his duties to the corporation, including responsibility for negligence and for the proper accounting of all property, monies, or securities of the corporation which may come into his hands.

ARTICLE V.

EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,
AND DEPOSIT OF CORPORATE FUNDS

Section 5.01                      Execution of Instruments.  Subject to any limitation contained in the articles of incorporation or these bylaws, the president or any vice-president may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the board of directors.  The board of directors may, subject to any limitation contained in the articles of incorporation or in these bylaws, authorize in writing any officer or agent to execute and deliver any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

Section 5.02                      Loans.  No loan or advance shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the board of directors.  Any such authorization may be general or confined to specific instances.

Section 5.03                      Deposits.  All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the board of directors may select or as from time to time may be selected by any officer or agent authorized to do so by the board of directors.

Adopted ________________, 2015

Section 5.04                      Checks, Drafts, Etc.  All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these bylaws, evidences of indebtedness of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the board of directors from time to time may determine.  Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the board of directors from time to time may determine.

Section 5.05                      Bonds and Debentures.  Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation.  The seal may be a facsimile, engraved or printed.  Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation, or other trustee designated by an indenture of trust or other agreement under which such security is issued, the signature of any of the corporation’s officers named thereon may be a facsimile.  In case any officer who signed or whose facsimile signature has been used on any such bond or debenture shall cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

Section 5.06                      Sale, Transfer, Etc. of Securities.  Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment shall be effected by the president or by any vice-president and the secretary or assistant secretary, or by any officer or agent thereunto authorized by the board of directors.

Section 5.07                      Proxies.  Proxies to vote with respect to stock of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the president or any vice-president and the secretary or assistant secretary of the corporation or by any officer or agent thereunder authorized by the board of directors.

ARTICLE VI.

CAPITAL STOCK

Section 6.01                      Stock Certificates.  Every holder of stock in the corporation shall be entitled to have a certificate, signed by the president or any vice-president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class, or series of stock owned by him in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice-president, secretary, or assistant secretary may be a facsimile.  In case any officer who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it or whose facsimile signature or signatures shall have been used thereon has not ceased to be such officer.  Certificates representing stock of the corporation shall be in such form as provided by the statutes of the state of incorporation.  There shall be entered on the stock books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the stock represented thereby, the number and kind, class, or series of such stock, and the date of issuance thereof.  Every certificate exchanged or returned to the corporation shall be marked “canceled” with the date of cancellation.

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Section 6.02                      Transfer of Stock.  Transfers of stock of the corporation shall be made on the books of the corporation on authorization of the holder of record thereof or by his attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or its transfer agent, and on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such stock.  Except as provided by law, the corporation and its transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable, or other claim to or interest in such stock on the part of any other person whether or not it or they shall have express or other notice thereof.

Section 6.03                      Regulations.  Subject to the provisions of the articles of incorporation, the board of directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for stock of the corporation.

Section 6.04                      Maintenance of Stock Ledger at Principal Place of Business.  A stock ledger (or ledgers where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the board of directors shall determine, containing the names alphabetically arranged of the stockholders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of stock held by each.  Such stock ledgers shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.

Section 6.05                      Transfer Agents and Registrars.  The board of directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing stock of the corporation and may require all such certificates to bear the signature of either or both.  The board of directors may from time to time define the respective duties of such transfer agents and registrars.  No certificate for stock shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such stock, and until registered by a registrar, if at such date the corporation had a registrar for such stock.

Section 6.06                      Closing of Transfer Books and Fixing of Record Date

(a)           The board of directors shall have power to close the stock ledgers of the corporation for a period of not to exceed 60 days preceding the date of any meeting of stockholders, the date for payment of any dividend, the date for the allotment of rights, the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose.

(b)           In lieu of closing the stock ledgers as aforesaid, the board of directors may fix in advance a date, not less than 10 days and not exceeding 60 days preceding the date of any meeting of stockholders, the date for the payment of any dividend, the date for the allotment of rights, the date when any change or conversion or exchange of capital stock shall go into effect, or the date for obtaining the consent of the stockholders for any purpose, as a record date for the determination of the stockholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, entitled to receive payment of any such dividend, to any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

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(c)           If the stock ledgers shall be closed or a record date set for the purpose of determining stockholders entitled to notice of, or to vote at, a meeting of stockholders, such books shall be closed for or such record date shall be set as of a date at least 10 days immediately preceding such meeting.

Section 6.07                      Lost or Destroyed Certificates.  The corporation may issue a new certificate for stock of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the board of directors may, in its discretion, require the owner of the lost or destroyed certificate or his legal representatives to give the corporation a bond in such form and amount as the board of directors may direct and with such surety or sureties as may be satisfactory to the board, and to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of the new certificate.  A new certificate may be issued without requiring any bond when, in the judgment of the board of directors, it is proper to do so.

ARTICLE VII.

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 7.01                      Executive Committee.  The board of directors, by resolution adopted by a majority of the Whole Board, may appoint from its membership an executive committee of not less than three members (whose members shall include the chairman of the board, if any, and the president, one of whom shall act as chairman of the executive committee, as the board may designate).  The board of directors shall have the power at any time to dissolve the executive committee, to change the membership thereof, and to fill vacancies thereon.  When the board of directors is not in session, the executive committee shall have and may exercise all of the powers delegated to it by the board of directors, except the following powers:  to fill vacancies in the board of directors; to appoint, change membership of, or fill vacancies in any other committee appointed by the board of directors; to declare dividends or other distributions to stockholders; to adopt, amend, or repeal the articles of incorporation or these bylaws; to approve any action that also requires stockholder approval; to amend or repeal any resolution of the board of directors which by its express terms is not so amendable or repealable; to fix the compensation of directors for serving on the board of directors or on any committee; to adopt an agreement of merger or consolidation; to recommend to the stockholders the sale, lease, or exchange of all or substantially all of the corporation’s property and assets; to recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution; to recommend to stockholders an amendment of bylaws; or to authorize the issuance of stock (provided that the executive committee, if so directed by the board of directors, may determine the number of shares of stock to be issued to individuals and the amount of consideration for which such shares shall be issued not in excess of the number of shares authorized to be issued by the board of directors).

Section 7.02                      Other Committees.  The board of directors, by resolution adopted by a majority of the Whole Board, may appoint such other committees as it may, from time to time, deem proper and may determine the number of members, frequency of meetings, and duties thereof.

Section 7.03                      Proceedings.  The executive committee and such other committees as may be designated hereunder by the board of directors may fix their own presiding and recording officer or officers and may meet at such place or places, at such time or times, and on such notice (or without notice) as it shall determine from time to time.  Each committee may make rules for the conduct of its business as it shall from time to time deem necessary.  It will keep a record of its proceedings and shall report such proceedings to the board of directors at the meeting of the board of directors’ next following.

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Section 7.04                      Quorum and Manner of Acting.  At all meetings of the executive committee and of such other committees as may be designated hereunder by the board of directors, the presence of members constituting a majority of the total membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee.  The members of the executive committee and of such other committees as may be designated hereunder by the board of directors shall act only as a committee, and the individual members thereof shall have no powers as such.

Section 7.05                      Resignations.  Any member of the executive committee and of such other committees as may be designated hereunder by the board of directors may resign at any time by delivering a written resignation to either the board of directors, the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he is a member, if any shall have been appointed and shall be in office.  Unless otherwise specified therein, such resignation shall take effect on delivery.

Section 7.06                      Removal.  The board of directors may, by resolutions adopted by a majority of the Whole Board, at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.

Section 7.07                      Vacancies.  If any vacancy shall occur in the executive committee or of any other committee designated by the board of directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and continue to act, unless such committee is left with only one member as a result thereof.  Such vacancy may be filled at any meeting of the Whole Board or, if the authority to do so is delegated to the board of directors by the Whole Board, by action taken by a majority of the quorum of the board of directors.

Section 7.08                      Compensation.  The Whole Board may allow a fixed sum and expenses of attendance to any member of the executive committee or of any other committee designated by it hereunder who is not an active salaried employee of the corporation for attendance at each meeting of the said committee.

ARTICLE VIII.

INSURANCE AND OFFICER AND DIRECTOR CONTRACTS

Section 8.01                      Indemnification:  Third-Party Actions.  The corporation shall indemnify any officer or director who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit, or proceeding, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding,

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had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, or, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 8.02                      Indemnification:  Corporate Actions.  The corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of the corporation or is or was serving as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 8.03                      Determination.  To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections 8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.  Any other indemnification under sections 8.01 or 8.02 hereof, unless ordered by a court, shall be made by the corporation only in a specific case in which a determination is made that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard or conduct set forth in sections 8.01 or 8.02 hereof.  Such determination shall be made either (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders by a majority vote of a quorum of stockholders at any meeting duly called for such purpose.

Section 8.04                      Advances.  Expenses incurred by an officer or director in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding on receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by this section.  Such expenses incurred by other employees and agents may be so paid on such terms and conditions, if any, as the board of directors deems appropriate.

Section 8.05                      Scope of Indemnification.  The indemnification and advancement of expenses provided by, or granted pursuant to, sections 8.01, 8.02, and 8.04:

(a)           shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; and

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(b)           shall, unless otherwise provided when authorized or ratified, continue as to a person who ceases to be a director, officer, employee, or agent of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 8.06                      Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against any such liability.

Section 8.07                      Officer and Director Contracts.  No contract or other transaction between the corporation and one or more of its directors or officers or between the corporation and any corporation, partnership, association, or other organization in which one or more of the corporation’s directors or officers are directors, officers, or have a financial interest, is either void or voidable solely on the basis of such relationship or solely because any such director or officer is present at or participates in the meeting of the board of directors or a committee thereof which authorizes the contract or transaction or solely because the vote or votes of each director or officer are counted for such purpose, if:

(a)           the material facts of the relationship or interest are disclosed or known to the board of directors or committee and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors be less than a quorum;

(b)           the material facts of the relationship or interest is disclosed or known to the stockholders and they approve or ratify the contract or transaction in good faith by a majority vote of the shares voted at a meeting of stockholders called for such purpose or written consent of stockholders holding a majority of the shares entitled to vote (the votes of the common or interested directors or officers shall be counted in any such vote of stockholders); or

(c)           the contract or transaction is fair as to the corporation at the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the stockholders.

ARTICLE IX.

FISCAL YEAR

Section 9.01                      The fiscal year of the corporation shall be fixed by resolution of the Board.

ARTICLE X.

DIVIDENDS

Section 10.01                                The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding stock in the manner and on the terms and conditions provided by the articles of incorporation and bylaws.

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ARTICLE XI.

AMENDMENTS

Section 11.01                                All bylaws of the corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration, or repeal, and new bylaws may be made, except that:

(a)           No bylaw adopted or amended by the stockholders shall be altered or repealed by the board of directors;

(b)           No bylaw shall be adopted by the board of directors which shall require more than the stock representing a majority of the voting power for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law;

(c)           If any bylaw regulating an impending election of directors is adopted or amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and

(d)           No amendment, alteration, or repeal of this article XI shall be made except by the stockholders.

CERTIFICATE OF SECRETARY

The undersigned does hereby certify that she is the secretary of enonico Inc., a corporation duly organized and existing under and by virtue of the laws of the state of Nevada; that the above and foregoing By-laws of said corporation were duly and regularly adopted as such by the board of directors and the stockholders of the Company, and that the above and foregoing By-laws are now in full force and effect and supersede and replace any prior bylaws of the corporation.

Dated:
Verena Becchio, Secretary

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